Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, C, K shares) dated May 1, 2012, as supplemented February 26, 2013

Supplement to Prospectus (Class Y shares) dated May 1, 2012, as supplemented February 26, 2013

RS Greater China Fund

Effective March 1, 2013, the section titled “Fund Performance” is amended and restated in its entirety as follows:

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus.

Appendix B in the Prospectuses is hereby deleted.

March 1, 2013